SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 10, 2001
(Date of earliest event reported)



                           DVI Receivables Corp., VIII
             (Exact name of registrant as specified in its charter)


Delaware                           333-94523                         25-1824148
--------                           ---------                         ----------
(State or Other Juris-            (Commission                  (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)


                     2500 York Road, Jamison, Pennsylvania                18929
                     -------------------------------------                -----
                    (Address of Principal Executive Office)          (Zip Code)


        Registrant's telephone number, including area code:(215) 488-5000
                                                           --------------








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Item 5.  Other Events.
         ------------

                  The registrant has entered into the material agreements exhibited below.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                  1.1 Underwriting Agreement, dated as of May 2, 2001, by and among Merrill Lynch, Pierce Fenner & Smith Incorporated, Banc One Capital Markets, Inc., DVI Receivables Corp. VIII, DVI Receivables XIV, L.L.C., DVI Financial Services Inc. and DVI Receivables Corp. XIV. . 4.1 Amended and Restated Indenture, dated as of December 1, 2000, between DVI Receivables XIV, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, and Appendix I thereto.

                  4.2 Amended and Restated Contribution and Servicing Agreement, dated as of December 1, 2000, between DVI Financial Services Inc., as Contributor and as Servicer, and DVI Receivables Corp. XIV, as Transferor.

                  4.3 Amended and Restated Subsequent Contract Transfer Agreement, dated as of December 1, 2000, between DVI Receivables Corp. XIV and DVI Receivables XIV, L.L.C.

                  4.4 Amended and Restated Limited Liability Company Operating Agreement of DVI Receivables XIV, L.L.C., dated as of December 1, 2000, executed by DVI Receivables Corp. VIII and DVI Receivables XIV, L.L.C.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                DVI RECEIVABLES CORP. VIII

                                                By:    /s/ Matthew E. Goldenberg
                                                       -------------------------
                                                Name:  Matthew E. Goldenberg
                                                Title: Assistant Treasurer




Dated: May 11, 2001



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                                   EXHIBIT 1.1


                                   See Tab A.6

                                   EXHIBIT 4.1


                                   See Tab A.3

                                   EXHIBIT 4.2


                                   See Tab A.4

                                   EXHIBIT 4.3


                                   See Tab A.5

                                   EXHIBIT 4.4



                                   See Tab A.7